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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT C

                     ML LIFE INSURANCE COMPANY OF NEW YORK
               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C

                         SUPPLEMENT DATED JUNE 23, 2006
                                     TO THE
                         PROSPECTUSES DATED MAY 1, 2006
                                      FOR
                        MERRILL LYNCH CONSULTS ANNUITY(SM)


This supplement updates your Prospectus for the Merrill Lynch Consults Annuity(SM) issued through Merrill Lynch Life Variable Annuity Separate Account C or ML of New York Variable Annuity Separate Account C (the "Separate Accounts").

As noted in your Prospectus, we may close any subaccount to allocations of premiums and transfers of contract value for Consults Annuity Contracts issued on or after a specified date if that subaccount invests in a portfolio of the MLIG Variable Insurance Trust ("MLIG Trust") whose subadviser is an investment manager placed "on hold" within the Merrill Lynch Consults managed brokerage account program (the "Consults Program") offered by our affiliate Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"). An investment manager may be placed "on hold" under the Consults Program for a variety of reasons, including changes in key personnel, changes in investment process, performance, or other factors. During any period that an investment manager is "on hold," its investment team, process, and performance are being evaluated. Depending on the results of this evaluation, MLPF&S may remove the investment manager's "on hold" designation under the Consults Program. We may similarly choose to reopen any closed subaccount that invests in a portfolio of the MLIG Trust whose subadviser is an investment manager that is no longer "on hold" under the Consults Program.

The subaccounts investing in the ROSZEL/KAYNE ANDERSON RUDNICK SMALL-MID CAP VALUE PORTFOLIO of MLIG Trust have been closed to allocations of premiums and contract value for Consults Annuity Contracts issued on or after June 23, 2006.

For this subaccount, if your Consults Annuity Contract was issued before the noted date, you may continue to allocate premiums and transfer contract value to the subaccount. If your Consults Annuity Contract was issued on or after the noted date, you may not allocate premiums or transfer contract value to the subaccount. We will keep you informed of any change in the status of this subaccount.


                                  *    *    *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 (for Consults Annuity Contracts issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for Consults Annuity Contracts issued by ML Life Insurance Company of New York), or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222. Please retain this supplement with your Consults Annuity Prospectus for your reference.



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